UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park Drive Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On March 11, 2015, Auer Metals & Mineral (“AMM”) filed a Form 3 of Initial Statement of Beneficial Ownership with the Securities and Exchange Commission (the “SEC”) purporting to own 45% of Issuer Direct Corporation (the “Company”).The Company is currently working with the SEC to have this Form 3 removed from the EDGAR system, as the Company feels the filing was made entirely without basis and is currently investigating the matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: March 11, 2015	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer